Exhibit 99.1

 2016AnnualStockholders’ Meeting

 2  Total Assets (millions)(Annual Increase of $4.6 million or 1.81%)

 3  Total Loans (millions)(Annual Increase of $8.4 million or 4.36%)

 4  Loan Mix – December 31, 2015  Approximately $62,562,000, or 31.07%, of the total loans are government guaranteed loans. The Bank’s exposure ranges from 10% to 49% of the outstanding government guaranteed loan balance at December 31, 2015, or approximately $12,833,000.

 5  Total Deposits (millions) (Annual Increase of $6.0 million or 2.91%)

 6  Deposit Mix – 2015(percent of total)

 7  Loans to Deposits(millions)(0.95:1)

 8  Risk Based Capital Ratio

 9  Risk Based Capital Requirements(thousands)

 Non-Performing Assets to Total Assets  10  Non-performing assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, troubled debt restructured loans and foreclosed assets.

 11  Allowance for Loan Losses (ALL) (thousands)Reserve is 1.80% of total loans

 12  Net Interest Income After ALL (thousands) (Annual Increase of $472 thousand or 5.10%)

 13  Net Yield on Interest-Earning Assets  The net yield on interest-earning assets is computed as the yield on average interest-earning assets less the cost of average interest-bearing liabilities.

 14  Non-interest Income (thousands)(Annual Decrease of $537 thousand or 16.50%)

 15  Sources of Non-interest Income (Percent of total)

 16  Non-interest Expense (thousands)(Annual Increase of $343 thousand or 4.69%)

 17  Surrey Bank & Trust Net Income (thousands)Annual Decrease of $316 thousand or 9.74%

 18  SIS Net Income (thousands)Annual Decrease of $7.8 thousand or 16.93%

 19  SB&T Insurance Net Income (thousands)Annual Decrease of $35.4 thousand or 16.62%

 20  Freedom Finance, LLC Net Income (thousands)Annual Decrease of $31.4 thousand or 123.85%

 21  Consolidated Net Income (thousands)(Annual Decrease of $382 thousand or 11.11%)

 22  Fully Diluted Earnings Per Common Share

 23  Book Value Per Common Share$9.80 per share at December 31, 2015

 24  Return on Average Assets (ROAA)

 25  Return on Average Equity (ROAE)

SURREY BANCORP

2016
Annual
Stockholders' Meeting

Total Assets (millions)

(Annual Increase of $4.6 million or 1.81%)


$260
$255
$250
$245
$240
$235
$230
$240.9
$253.2
$257.8
2013
2014
2015
Dollars

Total Loans (millions)

(Annual Increase of $8.4 million or 4.36%)


$205
$200
$195
$190
$185
$180
$175
$170
$183.3
$193.1
$201.5
2013
2014
2015
Dollars

Loan Mix – December 31, 2015


Nonfarm, nonresidential 41.02%
Commercial 25.79%
1-4 Family Res. 21.77%
Construction 4.80%
Consumer 2.25%
Farmland 3.00%
Residential 5 or more 0.57%
Agricultural 0.80%

Approximately $62,562,000, or 31.07%, of the total loans are government guaranteed loans. The Bank's exposure ranges from 10% to 49% of the outstanding government guaranteed loan balance at December 31, 2015, or approximately $12,833,000.

Total Deposits (millions)

(Annual Increase of $6.0 million or 2.91%)



$215
$210
$205
$200
$195
$190
$185
$196
$207
$213
2013
2014
2015
Dollars

Deposit Mix – 2015 (percent of total)



Time Deposits 19.32%
Time Deposits > 100,000 13.39%
Non-Int Bearing Checking 25.68%
Money Market & Savings 21.57%
Interest Checking 20.04%

Loans to Deposits

(millions)

(0.95:1)



$250
$200
$150
$100
$50
$0
$183.3
$195.8
$193.1
$206.7
$201.5
$212.7
2013
2014
2015
Loans
Deposits

Risk Based Capital Ratio



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
20.88%
20.52%
10.00%
21.55%
21.11%
10.00%
2015
2014
Consolidated
Surrey Bank & Trust
Minimum Required to be Well Capitalized

Risk Based Capital Requirements
(thousands)



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$38,674
$18,848
$36,623
$17,348
2015
2014
Surrey Bank & Trust
Minimum Required to be Well Capitalized

Non-Performing Assets to Total Assets


4.00%
3.00%
2.00%
1.00%
0.00%
2.23%
2.14%
1.59%
1.31%
0.63%
2011
2012
2013
2014
2015

Non-performing assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, troubled debt restructured loans and foreclosed assets.

Allowance for Loan Losses (ALL)

(thousands)

Reserve is 1.80% of total loans



$4,000
$3,500
$3,000
$2,500
$2,000
$3,375
$3,555
$3,627
2013
2014
2015
Dollars

Net Interest Income After ALL

(thousands)

(Annual Increase of $472 thousand or 5.10%)



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$8,714
$9,255
$9,726
2013
2014
2015
Dollars

Net Yield on Interest-Earning Assets



5.50%
4.50%
3.50%
2.50%
4.10%
4.10%
4.09%
2013
2014
2015

The net yield on interest-earning assets is computed as the yield on average interest-earning assets less the cost of average interest-bearing liabilities.

Non-interest Income (thousands)
(Annual Decrease of $537 thousand or 16.50%)


$4,000
$3,500
$3,000
$2,500
$2,000
$2,907
$3,255
$2,718
2013
2014
2015
Dollars

Sources of Non-interest Income

(Percent of total)


Service charges on deposit accounts 28.25%
Insurance commissions 27.13%
Debit/ATM card income 19.48%
Life insurance proceeds 0.00%
Other service charges and fees 7.28%
Brokerage commissions 5.63%
Income from BOLI 5.49%
Gain on sale of government guaranteed loans 0.00%
Other income 3.23%
Fees on mortgage loans delivered to correspondents 3.51%

Non-interest Expense (thousands)

(Annual Increase of $343 thousand or 4.69%)



$8,000
$7,500
$7,000
$6,500
$6,000
$6,972
$7,315
$7,659
2013
2014
2015
Dollars

Surrey Bank & Trust Net Income

(thousands)

Annual Decrease of $316 thousand or 9.74%



$3,500
$3,000
$2,500
$2,000
$1,500
$2,686
$3,243
$2,927
2013
2014
2015
Dollars

SIS Net Income

(thousands)

Annual Decrease of $7.8 thousand or 16.93%



$50
$45
$40
$35
$30
$25
$20
$15
$10
$44
$46
$38
2013
2014
2015
Dollars

SB&T Insurance Net Income

(thousands)

Annual Decrease of $35.4 thousand or 16.62%



$220
$210
$200
$190
$180
$170
$160
$204
$213
$178
2013
2014
2015
Dollars

Freedom Finance, LLC Net Income

(thousands)

Annual Decrease of $31.4 thousand or 123.85%



$15
$5
($5)
($15)
($25)
($35)
($45)
($55)
($65)
($21)
($25)
($57)
2013
2014
2015
Dollars

Consolidated Net Income

(thousands)
(Annual Decrease of $382 thousand or 11.11%)



$3,500
$3,000
$2,500
$2,000
$1,500
$2,889
$3,444
$3,061
2013
2014
2015
Dollars

Fully Diluted Earnings Per Common Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.69
$0.82
$0.73
2013
2014
2015
Dollars

Book Value Per Common Share

$9.80 per share at December 31, 2015



$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$8.57
$9.27
$9.80
2013
2014
2015

Return on Average Assets (ROAA)



1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.22%
1.38%
1.17%
2013
2014
2015
ROAA

Return on Average Equity (ROAE)


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.59%
9.65%
8.01%
2013
2014
2015
ROAE